                                                                    Exhibit 10.3

                         INTERNATIONAL STEEL GROUP INC.

                              SECOND AMENDMENT AND
                                LIMITED WAIVER TO
                          CREDIT AND GUARANTY AGREEMENT

                  This SECOND AMENDMENT AND LIMITED WAIVER TO CREDIT AND GUARANTY AGREEMENT, dated as of September 30, 2003 (this "AMENDMENT"), is entered into by and among INTERNATIONAL STEEL GROUP INC., a Delaware corporation (the "COMPANY"), ISG ACQUISITION INC., ISG CLEVELAND INC., ISG HENNEPIN INC., ISG INDIANA HARBOR INC., ISG WARREN INC., ISG RIVERDALE INC., ISG PLATE INC., ISG PIEDMONT INC., ISG BURNS HARBOR INC., ISG SPARROWS POINT INC., ISG STEELTON INC., and ISG LACKAWANNA INC. (each a "BORROWER" and collectively, the "BORROWERS"), the CREDIT SUPPORT PARTIES listed on the signature pages hereto, the Lenders listed on the signature pages hereto, UBS AG, STAMFORD BRANCH, as Administrative Agent (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT"), GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent (in such capacity, "SYNDICATION AGENT"), THE CIT GROUP/BUSINESS CREDIT, INC., as Collateral Agent (together with its permitted successor in such capacity, "COLLATERAL AGENT"), FLEET CAPITAL CORPORATION, as Co-Documentation Agent and LASALLE BANK NATIONAL ASSOCIATION, as Co-Documentation Agent, and is made with reference to that certain Credit and Guaranty Agreement, dated as of May 7, 2003 (as amended through the date hereof, the "CREDIT AGREEMENT"). Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS:

                  WHEREAS, the Company and the Borrowers have requested that the Lenders agree to (i) make amendments to certain provisions of the Credit Agreement; and (ii) waive certain Events of Default with respect to Section 6.8 of the Credit Agreement;

                  WHEREAS, the Lenders have agreed to waive and amend certain provisions of the Credit Agreement, in each case in the manner, and on the terms and conditions, provided for herein.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.        AMENDMENTS TO CREDIT AGREEMENT

         Upon satisfaction of the conditions set forth in Section III herein, the Credit Agreement shall be amended as follows in this Section I:

         A. AMENDMENTS TO SECTION 1: DEFINITIONS
         ---------------------------------------

                  (a) The definition of "CONSOLIDATED CAPITAL EXPENDITURES" in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "'CONSOLIDATED CAPITAL EXPENDITURES' means, for any period, the aggregate of all expenditures of the Company and its Subsidiaries during such period determined on a consolidated basis that, in accordance with GAAP, are or should be included in "purchase of property and equipment" or similar items reflected in the consolidated statement of cash flows of the Company and its Subsidiaries; provided, that payments in respect of the lease between ISG Burns Harbor Inc., as lessee, and DTE Burns Harbor, L.L.C., as lessor, of the No. 1 coke battery located at ISG Burns Harbor Inc.'s steel-making plant in the town of Burns Harbor, Indiana shall not be deemed to be Consolidated Capital Expenditures hereunder."

                  (b) The definition of "ELIGIBLE INVENTORY" in Section 1.1 of the Credit Agreement is hereby amended to delete subsection (d) of such definition and replace it with the following:

                  "(d) is in transit, except for (i) Eligible L/C Inventory and
         (ii) inventory that is in transit (A) between locations owned or leased by one or more of the Credit Parties, (B) between a location owned or leased by a Credit Party and a location not owned or leased by a Credit Party (a "THIRD PARTY LOCATION") or (C) between Third Party Locations, provided that with respect to any such Third Party Location, a bailee acknowledgment letter (in form and substance satisfactory to the Collateral Agent) has been executed in favor of the Collateral Agent and delivered to the Collateral Agent;"

                  (c) The definition of "INELIGIBLE COMMINGLED INVENTORY" in
Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "'INELIGIBLE COMMINGLED INVENTORY' means (i) with respect to any Commingled Inventory located at all locations (other than any Commingled Inventory located at the Wisconsin Docks), any Commingled Inventory in excess of the aggregate value (as determined at the lower of cost or market), for all Commingled Inventory of all of the Borrowers at such locations, of $18,000,000; and (ii) with respect to any Commingled Inventory located at the Wisconsin Docks, any Commingled Inventory that is in excess of 2,500,000 tons."

                  (d) Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions in proper alphabetical sequence:

                           "'SECOND AMENDMENT' means that certain Second Amendment and Limited Waiver to Credit and Guaranty Agreement dated as of September 30, 2003, among the Company, Borrowers, Administrative Agent, Syndication Agent, Collateral Agent, Documentation Agent and the financial institutions and the Credit Support Parties listed on the signature pages thereto.

                           'SECOND AMENDMENT EFFECTIVE DATE' means the Second Amendment Effective Date, as defined in the Second Amendment.

                           'WISCONSIN DOCKS' means the docks located in Allouez, Wisconsin, owned by Burlington Northern Santa Fe Railroad (or its successors and assigns)."

         B. AMENDMENTS TO SECTION 2.8: INTEREST RATE.
         --------------------------------------------

                  Section 2.8 of the Credit Agreement is hereby amended by inserting the following paragraph at the conclusion of Section 2.8(a):

         "Notwithstanding any of the foregoing to the contrary, the foregoing interest rates shall be increased by (i) an additional 0.50% per annum on the Second Amendment Effective Date; and (ii) an additional 0.50% per annum if an IPO and/or other capital markets offerings by the Company that provides at least $250,000,000 in aggregate gross proceeds to the Company has not occurred on or before March 31, 2004; provided, that the foregoing interest rates set forth above shall be reduced by 0.50% on the date that the Company achieves a Quarterly Leverage Ratio of 3.00:1.00 or less."

         C. AMENDMENTS TO SECTION 5: AFFIRMATIVE COVENANTS.
         --------------------------------------------------

                  Section 5 of the Credit Agreement is hereby amended by inserting a new Section 5.19 and 5.20 at the conclusion thereof as follows:

                  "5.19. COMMINGLED INVENTORY. Simultaneously with the delivery of the Borrowing Base Certificate as set forth in Section 5.1(m), the Company shall deliver to the Collateral Agent an officer's certificate (in form and substance reasonably satisfactory to the Collateral Agent) stating the tonnage of iron ore pellets owned by ISG Burns Harbor Inc. located at the Wisconsin Docks.

                  5.20. SECOND AMENDMENT FEE. The Company agrees to pay to the Administrative Agent on October 10, 2003, for distribution to all Lenders who execute and deliver the Second Amendment on or before October 10, 2003, an amendment fee equal to 0.25% of such Lenders' outstanding Term Loans and Revolving Commitments on the Second Amendment Effective Date."

         D. AMENDMENTS TO SECTION 6.8: FINANCIAL COVENANTS.
         --------------------------------------------------


                  (a) Section 6.8(a) of the Credit Agreement is hereby amended by deleting the table set forth in Section 6.8(a)(ii) and replacing it with the following:

======================================================= ========================

FISCAL                                                  QUARTERLY
QUARTER                                                 FIXED CHARGE
                                                        COVERAGE RATIO
------------------------------------------------------- ------------------------

Closing Date to September 30, 2003                      0.20:1.00
------------------------------------------------------- ------------------------

Closing Date to December 31, 2003                       0.50:1.00
------------------------------------------------------- ------------------------

Closing Date to March 31, 2004                          0.70:1.00
------------------------------------------------------- ------------------------

July 1, 2003 to June 30, 2004                           0.70:1.00
------------------------------------------------------- ------------------------

October 1, 2003 to September 30, 2004                   0.70:1.00
------------------------------------------------------- ------------------------

January 1, 2004 to December 31, 2004                    0.70:1.00
------------------------------------------------------- ------------------------

January 1, 2005 to March 31, 2005                       1.10:1.00
and each Fiscal Quarter Ending Thereafter
======================================================= ========================



                  (b) Section 6.8(b) of the Credit Agreement is hereby amended by deleting the table set forth in Section 6.8(b) and replacing it with the following:

===================================================== ==========================

FOUR-FISCAL QUARTER PERIOD ENDING:                    QUARTERLY
                                                      LEVERAGE
                                                      RATIO
----------------------------------------------------- --------------------------

March 31, 2004                                        6.00:1.00
----------------------------------------------------- --------------------------

June 30, 2004                                         4.00:1.00
----------------------------------------------------- --------------------------

September 30, 2004                                    3.00:1.00
----------------------------------------------------- --------------------------

December 31, 2004                                     3.00:1.00
----------------------------------------------------- --------------------------

March 31, 2005 and each four-Fiscal Quarter Period    2.00:1.00
Ending Thereafter
===================================================== ==========================

                  (c) Section 6.8(c) of the Credit Agreement is hereby amended by deleting the table set forth in Section 6.8(c) and replacing it with the following:

====================================================== =========================
FISCAL                                                 MINIMUM
QUARTER                                                CONSOLIDATED
                                                       ADJUSTED EBITDA
------------------------------------------------------ -------------------------

January 1, 2003 to September 30, 2003                  $10,000,000
------------------------------------------------------ -------------------------

January 1, 2003 to December 31, 2003                   $70,000,000
------------------------------------------------------ -------------------------

March 31, 2003 to March 31, 2004                       $140,000,000
------------------------------------------------------ -------------------------

July 1, 2003 to June 30, 2004                          $220,000,000
------------------------------------------------------ -------------------------

October 1, 2003 to September 30, 2004                  $275,000,000
------------------------------------------------------ -------------------------

January 1, 2004 to December 31, 2004                   $350,000,000
------------------------------------------------------ -------------------------

April 1, 2004 to March 31, 2005                        $530,000,000
------------------------------------------------------ -------------------------

July 1, 2004 to June 30, 2005                          $580,000,000
------------------------------------------------------ -------------------------

October 1, 2004 to September 30, 2005                  $620,000,000
------------------------------------------------------ -------------------------

January 1, 2005 to December 31, 2005                   $650,000,000
------------------------------------------------------ -------------------------

April 1, 2005 to March 31, 2006                        $650,000,000
------------------------------------------------------ -------------------------

July 1, 2005 to June 30, 2006                          $650,000,000
------------------------------------------------------ -------------------------

October 1, 2005 to September 30, 2006                  $650,000,000
------------------------------------------------------ -------------------------

January 1, 2006 to December 31, 2006                   $650,000,000
------------------------------------------------------ -------------------------

April 1, 2006 to March 31, 2007                        $650,000,000
====================================================== =========================

         E. AMENDMENTS TO SECTION 8: EVENTS OF DEFAULT.
         ----------------------------------------------

                  Section 8 of the Credit Agreement is hereby amended to delete subsection 8.1(c) and replace it with the following:

                  "(c) Breach of Certain Covenants. Failure of any Credit Party to perform or comply with any term or condition contained in Section 2.6, Section 5.2, Section 5.20 or Section 6 (other than Section 6.6); or"

SECTION II.       LIMITED WAIVER

                  The Company has advised the Lenders that the Quarterly Fixed Charge Coverage Ratio required pursuant to Section 6.8(a)(ii) of the Credit Agreement (prior to giving effect to the amendments set forth herein) and the minimum Consolidated Adjusted EBITDA required pursuant to Section 6.8(c) of the Credit Agreement (prior to giving effect to the amendments set forth herein), in each case as of September 30, 2003, are not expected to be achieved. At the request of the Company, the Lenders party hereto hereby waive the requirements that (i) the Quarterly Fixed Charge Coverage Ratio, as of September 30, 2003, not be less than 0.70:1.00; and (ii) the minimum Consolidated Adjusted EBITDA, as of September 30, 2003, not be less than $100,000,000.

                  The waiver set forth above shall be limited precisely as written and relates solely to a waiver of the provisions of Sections 6.8(a)(ii) and 6.8(c) of the Credit Agreement in the manner and to the extent described above, and shall not be deemed to:

                           (a) constitute a waiver of compliance by any Credit Party with respect to any other term, provision or condition of the Credit Agreement and any other instrument or agreement referred to therein; or

                           (b) prejudice any right or remedy that any Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to the waiver granted above) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

SECTION III.      CONDITIONS PRECEDENT TO EFFECTIVENESS

                  The amendments set forth in Section I hereof and the limited waiver set forth in Section II hereof shall be effective on and as of the date hereof (the "SECOND AMENDMENT EFFECTIVE DATE") upon the satisfaction, or waiver by the Requisite Lenders, on or after the date hereof, of the following conditions:

                  (a) The Company, the Borrowers, the other Credit Parties and the Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to the Administrative Agent.

                  (b) The Administrative Agent shall have received a certificate from the Company, certifying that as of the Second Amendment Effective Date, the representations and warranties contained in Section IV herein and in the other Credit Documents are true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date.

                  (c) The Administrative Agent shall have received a certificate from the Company, certifying that as of the Second Amendment Effective Date (after giving effect to the amendments and waivers contained herein), no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

                  (d) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or any other Credit Document.

                  (e) The Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties and the Credit Agreement as the Administrative Agent or Lenders may have reasonably requested prior to the date hereof.

SECTION IV.       REPRESENTATIONS AND WARRANTIES

         A. CORPORATE POWER AND AUTHORITY. Each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment.

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment has been duly authorized by all necessary corporate or partnership (as applicable) action on the part of each Credit Party.

         C. BINDING OBLIGATION. This Amendment has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         D. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT DOCUMENTS. The representations and warranties contained in the Credit Documents are and will be true and correct in all material respects on and as of the Second Amendment Effective Date (after giving effect to the amendments and waivers contained herein) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date .

         E. ABSENCE OF DEFAULT. No event has occurred and is continuing (after giving effect to the amendments and waivers contained herein) or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION V.        ACKNOWLEDGMENT AND CONSENT

                  Each of the Company, each wholly-owned Domestic Subsidiary of the Company (other than the Borrowers and the Specified Subsidiaries) and ISG Real Estate Inc. has (i) guaranteed the Obligations and (ii) (other than ISG Real Estate Inc.) created Liens in favor of Lenders on the Collateral to secure the Obligations subject to the terms and provisions of the Credit Agreement. Each of the Company, ISG Real Estate Inc., and each wholly-owned Domestic Subsidiary of the Company who has guaranteed the Obligations are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Credit Agreement and the Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with and subject to the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Credit Agreement and hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the "Obligations" under each of, and in accordance with and subject to, the Credit Support Documents to which it is a party (whether at stated maturity, by acceleration or otherwise).

                  Each Credit Support Party acknowledges and agrees that all of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, this Amendment and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party (other than the Company) is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party (other than the Company) to any future amendments to the Credit Agreement.

SECTION VI.       MISCELLANEOUS

         A. BINDING EFFECT. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

         B. SEVERABILITY. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         C. REFERENCE TO CREDIT AGREEMENT. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

         D. EFFECT ON CREDIT AGREEMENT. Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

         E. EXECUTION. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

         F. HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

         G. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         H. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Administrative Agent and the Syndication Agent of written or telephonic notification of such execution and authorization of delivery thereof.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY                               INTERNATIONAL STEEL GROUP INC.


                                      By: /s/ Rodney Mott
                                          -----------------------------------
                                          Name:  Rodney Mott
                                          Title: President


BORROWERS                             ISG ACQUISITION INC.
                                      ISG CLEVELAND INC.
                                      ISG HENNEPIN INC.
                                      ISG INDIANA HARBOR INC.
                                      ISG WARREN INC.
                                      ISG RIVERDALE INC.
                                      ISG PLATE INC.
                                      ISG PIEDMONT INC.
                                      ISG BURNS HARBOR INC.
                                      ISG SPARROWS POINT INC.
                                      ISG STEELTON INC.
                                      ISG LACKAWANNA INC.


                                      By: /s/ Rodney Mott
                                          -----------------------------------
                                          Name:  Rodney Mott
                                          Title: President

CREDIT SUPPORT PARTIES
                                      ISG RAILWAYS INC.
                                      ISG/EGL HOLDING COMPANY
                                      ISG CLEVELAND WORKS RAILWAY COMPANY
                                      ISG SOUTH CHICAGO & INDIANA HARBOR RAILWAY
                                          COMPANY
                                      ISG VENTURE INC.
                                      ISG SALES INC.
                                      ISG CLEVELAND WEST INC.
                                      ISG CLEVELAND WEST PROPERTIES INC.
                                      ISG TECHNOLOGIES INC.
                                      ISG REAL ESTATE INC.
                                      ISG HIBBING INC.
                                      HIBBING TACONITE HOLDING INC.


                                      By: /s/ Rodney Mott
                                          -----------------------------------
                                          Name:  Rodney Mott
                                          Title: President

ADMINISTRATIVE AGENT AND
ISSUING BANK                          UBS AG, STAMFORD BRANCH


                                      By: /s/ Patrica O'Kicki
                                          -----------------------------------
                                          Name:  Patrica O'Kicki
                                          Title: Director

LENDER AND SWING LINE LENDER          UBS AG, CAYMAN ISLANDS BRANCH


                                      By: /s/ Patrica O'Kicki
                                          -----------------------------------
                                          Name:  Patrica O'Kicki
                                          Title: Director

JOINT LEAD ARRANGER, JOINT
BOOKRUNNER, SYNDICATION AGENT         GOLDMAN SACHS CREDIT PARTNERS
AND A LENDER                          L.P.


                                      By: /s/ Robert Wagner
                                          -----------------------------------
                                          Name:  Robert Wagner
                                          Title: Authorized Signatory

COLLATERAL AGENT                      THE CIT GROUP/BUSINESS CREDIT,
AND A LENDER                          INC.

                                      By: /s/ Allison Friedman
                                          -----------------------------------
                                          Name:   Allison Friedman
                                          Title:  Vice President

CO-DOCUMENTATION AGENT
AND A LENDER                          FLEET CAPITAL CORPORATION


                                      By: /s/ Michael Kerneklian
                                          -----------------------------------
                                          Name:    Michael Kerneklian
                                          Title:   Vice President

CO-DOCUMENTATION AGENT                LASALLE BANK NATIONAL
AND A LENDER                          ASSOCIATION


                                      By: /s/ Keith J. Cable
                                          -----------------------------------
                                          Name:   Keith J. Cable
                                          Title:  Assistant Vice President